                     SECURITIES AND EXCHANGE COMMISSION


                           Washington, D.C.  20549



                         --------------------------


                                   FORM 8-K
                                Current Report



                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                         Date of Report: June 13, 1996





                     MERCANTILE CREDIT CARD MASTER TRUSTS
           (Exact name of registrant as specified in its charter)



          New York                   33-89380-01              37-0152681
- ----------------------------  ------------------------  ----------------------
(State or other jurisdiction  (Commission File Number)      (IRS Employer
 of incorporation)                                       Identification Number)


Mercantile Bank of  Illinois
     National Association
     140 West Hawthorne
     Hartford, Illinois                                               62048
- ----------------------------------------                            ----------
(Address of principal executive offices)                            (Zip Code)


              Registrant's telephone number, including area code:

                                  (618) 251-2035



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ITEM 5.  OTHER EVENTS.
         -------------

         The May 1996 Monthly Report to investors was delivered to the trustee of the Mercantile Credit Card Master Trust on June 13, 1996.

ITEM 7.  EXHIBITS.
         ---------

         The following is filed as an exhibit to this Report.

         Exhibit 1 Monthly Report to Floating Rate Credit Card Participation Certificates, Series 1995-1, investors for the month of May 1996.




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                                   SIGNATURE
                                   ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       Mercantile Bank of Illinois
                                       National Association, Servicer


                                  By:       /s/ Daniel J. Trueman
                                            ---------------------
                                  Name:     Daniel J. Trueman
                                  Title:    Vice President



Date:     June 13, 1996



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
                             INDEX TO EXHIBITS

Exhibit
Number                       Exhibits
- -------                      --------
   1                         Monthly Report to Floating Rate
                             Credit Card Participation Certificates,
                             Series 1995-1, investors for the month
                             of May, 1996.
